File 333154325
Rule 424 b3


AMERICAN DEPOSITARY
SHARES
One 1 American Depositary
Share
represents
OneHalf of One 12 Share

THE BANK OF NEW YORK
MELLON
AMERICAN DEPOSITARY
RECEIPT
FOR COMMON STOCK, OF
REC SILICON ASA
INCORPORATED UNDER THE
LAWS OF NORWAY
       The Bank of New York
Mellon, as depositary
hereinafter
called the Depositary,
hereby certifies
i that there have been
deposited with
the Depositary or its agent,
nominee,
custodian, clearing agency
or
correspondent, the
securities described
above Shares or evidence of
the right
to receive such Shares, ii
that at the
date hereof each American
Depositary
Share evidenced by this
Receipt
represents the amount of
Shares shown
above, and that

or registered assigns IS THE
OWNER
OF  AMERICAN DEPOSITARY
SHARES
hereby evidenced and called,
and
except as otherwise herein
expressly
provided, is entitled upon
surrender at
the Corporate Trust Office
of the
Depositary, New York, New
York of
this Receipt duly endorsed
for transfer
and upon payment of the
charges as
provided on the reverse of
this Receipt
and in compliance with
applicable laws
or governmental regulations,
at
Owners option 1 to delivery
at the
office of the agent,
nominee,
custodian, clearing agency
or
correspondent of the
Depositary, to a
person specified by Owner,
of the
amount of Deposited
Securities
represented hereby or
evidence of the
right to receive the same or
2 to have
such Deposited Securities
forwarded at
his cost and risk to him at
the
Corporate Trust Office of
the
Depositary.  The words
Deposited
Securities wherever used in
this
Receipt shall mean the
Shares
deposited under the
agreement created
by the Receipts as
hereinafter defined
including such evidence of
the right to
receive the same, and any
and all other
securities, cash and other
property held
by the Depositary in place
thereof or in
addition thereto as provided
herein.
The word Owner wherever used
in this
Receipt shall mean the name
in which
this Receipt is registered
upon the
books of the Depositary from
time to
time.  The Depositarys
Corporate
Trust Office is located at a
different
address than its principal
executive
office. Its Corporate Trust
Office is
located at 101 Barclay
Street, New
York, New York 10286, and
its
principal executive office
is located at
One Wall Street, New York,
New York
10286.
1.	RECEIPTS.
	This American
Depositary Receipt this
Receipt is one
of a continuing issue of
American
Depositary Receipts
collectively, the
Receipts, all evidencing
rights of like
tenor with respect to the
Deposited
Securities, and all issued
or to be
issued upon the terms and
subject to
the conditions herein
provided, which
shall govern the continuing
arrangement by the
Depositary with
respect to initial deposits
as well as the
rights of holders and Owners
of
Receipts subsequent to such
deposits.
	The issuer of the
Receipts is deemed to be the
legal
entity resulting from the
agreement
herein provided for.
	The issuance of
Receipts against deposits
generally
may be suspended, or the
issuance of
Receipts against the deposit
of
particular Shares may be
withheld, if
such action is deemed
necessary or
advisable by the Depositary
at any
time and from time to time
because of
any requirements of any
government
or governmental body or
commission
or for any other reason.
The
Depositary assumes no
liability with
respect to the validity or
worth of the
Deposited Securities.
2.	TRANSFER OF
RECEIPTS.
	Until the surrender of
this Receipt in accordance
with the
terms hereof, the Depositary
will
maintain an office in the
Borough of
Manhattan, The City of New
York, for
the registration of Receipts
and
transfers of Receipts where
the Owners
of the Receipts may, during
regular
business hours, inspect the
transfer
books maintained by the
Depositary
that list the Owners of the
Receipts.
The transfer of this Receipt
is
registrable on the books of
the
Depositary at its Corporate
Trust
Office by the holder hereof
in person
or by duly authorized
attorney, upon
surrender of this Receipt
properly
endorsed for transfer or
accompanied
by proper instruments of
transfer and
funds sufficient to pay any
applicable
transfer taxes, and the fees
and
expenses of the Depositary
and upon
compliance with such
regulations, if
any, as the Depositary may
establish
for such purpose.  This
Receipt may be
split into other such
Receipts, or may
be combined with other such
Receipts
into one Receipt,
representing the same
aggregate number of American
Depositary Shares as the
Receipt or
Receipts surrendered.  Upon
such split
or combination not involving
a
transfer, a charge will be
made as
provided herein.  The
Depositary may
close the transfer books at
any time or
from time to time when
deemed
expedient by it in
connection with the
performance of its duties
hereunder.
3.	PROOF OF
CITIZENSHIP OR RESIDENCE.
	The Depositary may
require any holder or Owner
of
Receipts, or any person
presenting
securities for deposit
against the
issuance of Receipts, from
time to
time, to file such proof of
citizenship
or residence and to furnish
such other
information, by affidavit or
otherwise,
and to execute such
certificates and
other instruments as may be
necessary
or proper to comply with any
laws or
regulations relating to the
issuance or
transfer of Receipts, the
receipt or
distribution of dividends or
other
property, or the taxation
thereof or of
receipts or deposited
securities, and the
Depositary may withhold the
issuance
or registration of transfer
of any
Receipt or payment of such
dividends
or delivery of such property
from any
holder, Owner or other
person, as the
case may be, who shall fail
to file such
proofs, certificates or
other
instruments.
4.	TRANSFERABILITY;
RECORDOWNERSHIP.
	It is a condition of
this
Receipt and every successive
holder
and Owner of this Receipt by
accepting or holding the
same consents
and agrees, that title to
this Receipt,
when properly endorsed or
accompanied by proper
instruments of
transfer, is transferable by
delivery
with the same effect as in
the case of a
negotiable instrument;
provided,
however, that prior to the
due
presentation of this Receipt
for
registration of transfer as
above
provided, and subject to the
provisions
of Article 9 below, the
Depositary,
notwithstanding any notice
to the
contrary, may treat the
person in
whose name this Receipt is
registered
on the books of the
Depositary as the
absolute owner hereof for
the purpose
of determining the person
entitled to
distribution of dividends
and for any
other purpose.
5.	TAX LIABILITY.
	The Depositary shall
not be liable for any taxes
or
governmental or other
assessments or
charges that may become
payable in
respect of the Deposited
Securities, but
a ratable part of any and
all of the
same, whether such tax,
assessment or
charge becomes payable by
reason of
any present or future law,
statute,
charter provision, bylaw,
regulation or
otherwise, shall be payable
by the
Owner hereof to the
Depositary at any
time on request.  Upon the
failure of
the holder or Owner of this
Receipt to
pay any such amount, the
Depositary
may sell for account of such
Owner an
amount of the Deposited
Securities
equal to all or any part of
the amount
represented by this Receipt,
and may
apply the proceeds in
payment of such
obligations, the Owner
hereof
remaining liable for any
deficiency.
6.	REPRESENTATIONS
AND WARRANTIES.
	Every person
presenting Shares for
deposit shall be
deemed thereby to represent
and
warrant that such Shares and
each
certificate, if any,
therefor are validly
issued, fully paid and
nonassessable,
that such Shares were not
issued in
violation of any preemptive
or similar
rights of the holders of any
securities
and that the person making
such
deposit is duly authorized
so to do.
Every such person shall also
be
deemed to represent that the
deposit of
such securities and the sale
of
American Depositary Shares
representing such Shares by
that
person in the United States
are not
restricted under the
Securities Act of
1933, as amended the
Securities Act
of 1933.  Such
representations and
warranties shall survive the
deposit of
such securities and issuance
of
Receipts.
	This Receipt is issued
subject, and all rights of
the holder or
Owner hereof are expressly
subject, to
the terms and conditions set
forth on
both sides of this Receipt,
all of which
form a part of the agreement
evidenced in this Receipt
and to all of
which the holder or Owner
hereof by
accepting this Receipt
consents.
7.	REPORTS OF
ISSUER OF DEPOSITED
SECURITIES; VOTING RIGHTS.
	As of the date of the
establishment of the program
for
issuance of Receipts by the
Depositary, the Depositary
believed,
based on limited
investigation, that the
issuer of the Deposited
Securities
either i furnished the
Securities and
Exchange Commission the
Commission with certain
public
reports and documents
required by
foreign law or otherwise or
ii published
information in English on
its Internet
website at
httpwww.recsilicon.com or
another electronic
information delivery
system generally available
to the public
in its primary trading
market, in either
case in compliance with Rule
12g32b
under the Securities and
Exchange Act
of 1934 as in effect and
applicable to
that issuer at that time.
However, the
Depositary does not assume
any duty
to determine if the issuer
of the
Deposited Securities is
complying with
the current requirements of
Rule
12g32b or to take any action
if that
issuer is not complying with
those
requirements.
	The Depositary shall
be
under no obligation to give
notice to
the holder or Owner of this
Receipt of
any meeting of shareholders
or of any
report of or communication
from the
issuer of the Deposited
Securities, or
of any other matter
concerning the
affairs of such issuer,
except as herein
expressly provided.  The
Depositary
undertakes to make available
for
inspection by holders and
Owners of
the Receipts at its
Corporate Trust
Office, any reports and
communication received from
the
issuer of the Deposited
Securities that
are both i received by the
Depositary
as the holder of the
Deposited
Securities and ii made
generally
available to the holders of
the
Deposited Securities by the
issuer
thereof.  Such reports and
communications will be
available in
the language in which they
were
received by the Depositary
from the
issuer of the Deposited
Securities,
except to the extent, if
any, that the
Depositary in its sole
discretion elects
to both i translate into
English any of
such reports or
communications that
were not in English when
received by
the Depositary and ii make
such
translations, if any,
available for
inspection by holders and
Owners of
the Receipts.  The
Depositary has no
obligation of any kind to
translate any
of such reports or
communications or
to make such translation, if
any,
available for such
inspection.
	The Depositary may, in
its discretion, exercise, in
any manner,
or not exercise, any and all
voting
rights that may exist in
respect of the
Deposited Securities.  The
Depositary
may, but assumes no
obligation to,
notify Owners of an upcoming
meeting
of holders of Deposited
Securities or
solicit instructions from
Owners as to
the exercise of any voting
rights with
respect to the Deposited
Securities.
Upon the written request of
the Owner
of this Receipt and payment
to it of
any expense involved, the
Depositary
may, in its sole discretion,
but assumes
no obligation to, exercise
any voting
rights with respect to the
amount of the
Deposited Securities
represented by the
American Depositary Shares
evidenced
by this Receipt in
accordance with that
request.
8.	DISTRIBUTIONS.
	Until the surrender of
this Receipt, the Depositary
a shall
distribute or otherwise make
available
to the Owner hereof, at a
time and in
such manner as it shall
determine, any
distributions of cash,
Shares or other
securities or property other
than
subscription or other rights
and b may
distribute or otherwise make
available
to the Owner hereof, at a
time and in
such manner as it shall
determine, any
distributions of
subscription or other
rights, in each case
received with
respect to the amount of
Deposited
Securities represented
hereby, after
deduction, or upon payment
of the
fees and expenses of the
Depositary
described in Article 13
below, and the
withholding of any taxes in
respect
thereof; provided, however,
that the
Depositary shall not make
any
distribution for which it
has not
received satisfactory
assurances, which
may be an opinion of United
States
counsel, that the
distribution is
registered under, or is
exempt from or
not subject to the
registration
requirements of, the
Securities Act of
1933 or any other applicable
law.  If
the Depositary is not
obligated, under
the preceding sentence, to
distribute or
make available a
distribution under the
preceding sentence, the
Depositary
may sell such Shares, other
securities,
subscription or other
rights, securities
or other property, and the
Depositary
shall distribute the net
proceeds of a
sale of that kind to the
Owners entitled
to them, after deduction or
upon
payment of the fees and
expenses of
the Depositary described in
Article 13
below and the withholding of
any
taxes in respect thereof.
In lieu of
distributing fractional
American
Depositary Shares for
distributed
Shares or other fractional
securities,
the Depositary may, in its
discretion,
sell the amount of
securities or
property equal to the
aggregate of
those fractions.  In the
case of
subscription or other
rights, the
Depositary may, in its
discretion, issue
warrants for such
subscription or other
rights andor seek
instructions from the
Owner of this Receipt as to
the
disposition to be made of
such
subscription or other
rights.  If the
Depositary does not
distribute or make
available to Owners or sell
distributed
subscription or other
rights, the
Depositary shall allow those
rights to
lapse.  Sales of
subscription or other
rights, securities or other
property by
the Depositary shall be made
at such
time and in such manner as
the
Depositary may deem
advisable.
	If the Depositary
shall
find in its opinion that any
cash
distribution is not
convertible in its
entirety or with respect to
the Owners
of a portion of the
Receipts, on a
reasonable basis into U.S.
Dollars
available to it in the City
of New York,
or if any required approval
or license
of any government or agency
for such
conversion is denied or is
not
obtainable within a
reasonable period,
the Depositary may in its
discretion
make such conversion and
distribution
in U.S. Dollars to the
extent possible,
at such time and rates of
conversion as
the Depositary shall deem
appropriate,
to the Owners entitled
thereto and shall
with respect to any such
currency not
converted or convertible
either
i distribute such foreign
currency to the
holders entitled thereto or
ii hold such
currency for the respective
accounts of
such Owners uninvested and
without
liability for interest
thereon, in which
case the Depositary may
distribute
appropriate warrants or
other
instruments evidencing
rights to
receive such foreign
currency.
9.	RECORD DATES
ESTABLISHED BY DEPOSITARY.
	Whenever any cash
dividend or other cash
distribution
shall become payable or any
distribution other than cash
shall be
made, or whenever rights
shall be
offered, with respect to
Deposited
Securities, or whenever the
Depositary
shall receive notice of any
meeting of
Owners of Deposited
Securities, or
whenever it is necessary or
desirable to
determine the Owners of
Receipts, the
Depositary will fix a record
date for
the determination of the
Owners
generally or the Owners of
Receipts
who shall be entitled to
receive such
dividend, distribution or
rights, or the
net proceeds of the sale
thereof, to
give instructions for the
exercise of
voting rights at any such
meeting or
responsible for any other
purpose for
which the record date was
set.
10.	CHANGES
AFFECTING DEPOSITED
SECURITIES.
	Upon i any change in
nominal value or any
subdivision,
combination or any other
reclassification of the
Deposited
Securities, or ii any
recapitalization,
reorganization, sale of
assets
substantially as an
entirety, merger or
consolidation affecting the
issuer of
the Deposited Securities or
to which it
is a party, or iii the
redemption by the
issuer of the Deposited
Securities at
any time of any or all of
such
Deposited Securities
provided the same
are subject to redemption,
then and in
any such case the Depositary
shall
have the right to exchange
or surrender
such Deposited Securities
and accept
and hold hereunder in lieu
thereof
other shares, securities,
cash or
property to be issued or
delivered in
lieu of or in exchange for,
or
distributed or paid with
respect to, such
Deposited Securities.  Upon
any such
exchange or surrender, the
Depositary
shall have the right, in its
discretion, to
call for surrender of this
Receipt in
exchange upon payment of
fees and
expenses of the Depositary
for one or
more new Receipts of the
same form
and tenor as this Receipt,
but
describing the substituted
Deposited
Securities.  In any such
case the
Depositary shall have the
right to fix a
date after which this
Receipt shall only
entitle the Owner to receive
such new
Receipt or Receipts.  The
Depositary
shall mail notice of any
redemption of
Deposited Securities to the
Owners of
Receipts, provided that in
the case of
any redemption of less than
all of the
Deposited Securities, the
Depositary
shall select in such manner
as it shall
determine an equivalent
number of
American Depositary Shares
to be
redeemed and shall mail
notice of
redemption only to the
Owners of
Receipts evidencing those
American
Depositary Shares.  The sole
right of
the Owners of Receipts
evidencing
American Depositary Shares
designated for redemption
after the
mailing of such notice of
redemption
shall be to receive the
cash, rights and
other property applicable to
the same,
upon surrender to the
Depositary and
upon payment of its fees and
expenses
of the Receipts evidencing
such
American Depositary Shares.
11.	LIABILITY OF
DEPOSITARY.
       The Depositary shall
not incur
any liability to any holder
or Owner of
this Receipt i if by reason
of any
provisions of any present or
future law
of the United States of
America, any
state thereof, or of any
other country,
or of any governmental or
regulatory
authority, or by reason of
any
provision, present or
future, of the
charter or articles of
association or
similar governing document
of the
issuer or of the Deposited
Securities,
the Depositary shall be
prevented,
delayed or forbidden from or
subjected to any civil or
criminal
penalty or extraordinary
expenses on
account of doing or
performing any act
or thing which by the terms
hereof it is
provided shall be done or
performed, ii
by reason of any
nonperformance or
delay, caused as specified
in clause i
above, in the performance of
any act
or thing which by the terms
of this
Receipt it is provided shall
or may be
done or performed, iii by
reason of
any exercise of, or failure
to exercise,
any discretion provided for
herein, iv
for the inability of any
Owner or
holder to benefit from any
distribution,
offering, right or other
benefit which is
made available to holders of
Deposited
Securities but is not made
available to
Owners or holders, v for any
special,
consequential or punitive
damages for
any breach of the terms of
this Receipt
or vi arising out of any act
of God,
terrorism or war or any
other
circumstances beyond its
control.
       The Depositary shall
not be
responsible for any failure
to carry out
any requests to vote any
Deposited
Securities or for the manner
or effect
of any vote that is cast
either with or
without the request of any
Owner, or
for not exercising any right
to vote any
Deposited Securities.
       The Depositary does
not
assume any obligation and
shall not be
subject to any liability to
holders or
Owners hereunder other than
agreeing
to act without negligence or
bad faith
in the performance of such
duties as
are specifically set forth
herein.
       The Depositary shall
be under
no obligation to appear in,
prosecute or
defend, any action, suit or
other
proceeding in respect of any
of the
Deposited Securities or in
respect of
the Receipts on behalf of
Owners or
holders or any other
persons.  The
Depositary shall not be
liable for any
action or nonaction by it in
reliance
upon the advice of or
information
from legal counsel,
accountants or any
other persons believed by it
in good
faith to be competent to
give such
advice or information.
       The Depositary,
subject to
Article 14 hereof, may
itself become
the owner of and deal in
securities of
any class of the issuer of
the Deposited
Securities and in Receipts
of this issue.
12.	TERMINATION OF
AGREEMENT AND SURRENDER
OF THIS RECEIPT.
	The Depositary may at
any time terminate the
agreement
evidenced by this Receipt
and all other
Receipts by mailing notice
of such
termination to the Owners of
all
Receipts then outstanding at
their
addresses appearing upon the
books of
the Depositary, at least
thirty days prior
to the date fixed in such
notice for
termination.  On and after
such date of
termination the Owner
hereof, upon
surrender of this Receipt at
the
Corporate Trust Office of
the
Depositary, will be entitled
to delivery
of the amount of the
Deposited
Securities represented
hereby upon the
same terms and conditions,
and upon
payment of a fee at the
rates provided
herein with respect to the
surrender of
this Receipt for Deposited
Securities
and on payment of applicable
taxes
and charges.  The Depositary
may
convert any dividends
received by it in
cash after the termination
date into
U.S. Dollars as herein
provided, and
after deducting therefrom
the fees of
the Depositary and referred
to herein
and any taxes and
governmental
charges and shall thereafter
hold the
balance of said dividends
for the pro
rata benefit of the Owners
of the
respective Receipts.  As to
any
Receipts not so surrendered
within
thirty days after such date
of
termination the Depositary
shall
thereafter have no
obligation with
respect to the collection or
disbursement of any
subsequent
dividends or any
subscriptions or other
rights accruing on the
Deposited
Securities.  After the
expiration of
three months from such date
of
termination the Depositary
may sell
any remaining Deposited
Securities in
such manner as it may
determine, and
may thereafter hold
uninvested the net
proceeds of any such sale or
sales
together with any dividends
received
prior to such sale or the
U.S. Dollars
received on conversion
thereof,
unsegregated and without
liability for
any interest thereon, for
the pro rata
benefit of the Owners of the
Receipts
that have not theretofore
been
surrendered for
cancellation, such
Owners thereupon becoming
general
creditors of the Depositary
with respect
to such net proceeds.  After
making
such sale, or if no such
sale can be
made after the expiration of
one year
from such date of
termination, the
Depositary shall be
discharged from all
obligations whatsoever to
the holders
and Owners of the Receipts
except to
make distribution of the net
proceeds
of sale and of such
dividends after
deducting all fees, charges
and
expenses of the Depositary
or of the
Deposited Securities, in
case no sale
can be made, upon surrender
of the
Receipts.
13.	CERTAIN FEES AND
CHARGES OF THE DEPOSITARY.
	The Depositary may
charge
any party depositing or
withdrawing
Shares, any party
transferring or
surrendering Receipts, any
party to
whom Receipts are issued
including
issuance pursuant to a stock
dividend
or stock split or an
exchange of stock
or distribution pursuant to
Articles 8 or
10 or Owners, as applicable,
i fees for
the delivery or surrender of
Receipts
and deposit or withdrawal of
Shares, ii
fees for distributing cash,
Shares or
other property received in
respect of
Deposited Securities, iii
taxes and other
governmental charges, iv
registration or
custodial fees or charges
relating to the
Shares, v cable, telex and
facsimile
transmission expenses, vi
foreign
currency conversion expenses
and
fees, vii depositary
servicing fees and
viii any other fees or
charges incurred
by the Depositary or its
agents in
connection with the Receipt
program.
The Depositarys fees and
charges may
differ from those of other
depositaries.
The Depositary reserves the
right to
modify, reduce or increase
its fees
upon thirty 30 days notice
to the
Owner hereof.  The
Depositary will
provide, without charge, a
copy of its
latest schedule of fees and
charges to
any party requesting it.
	The Depositary may
charge fees for receiving
deposits and
issuing Receipts, for
delivering
Deposited Securities against
surrendered Receipts, for
transfer of
Receipts, for splits or
combinations of
Receipts, for distribution
of each cash
or other distribution on
Deposited
Securities, for sales or
exercise of
rights, or for other
services performed
hereunder.  The Depositary
reserves
the right to modify, reduce
or increase
its fees upon thirty 30 days
notice to
the Owner hereof.  The
Depositary will
provide, without charge, a
copy of its
latest fee schedule to any
party
requesting it.
14.	PRERELEASE OF
RECEIPTS.
	Notwithstanding any
other provision of this
Receipt, the
Depositary may execute and
deliver
Receipts prior to the
receipt of Shares
PreRelease. The Depositary
may
deliver Shares upon the
receipt and
cancellation of Receipts
which have
been PreReleased, whether or
not such
cancellation is prior to the
termination
of such PreRelease or the
Depositary
knows that such Receipt has
been
PreReleased.  The Depositary
may
receive Receipts in lieu of
Shares in
satisfaction of a
PreRelease.  Each
PreRelease will be a
preceded or
accompanied by a written
representation from the
person to
whom Receipts or Shares are
to be
delivered that such person,
or its
customer, owns the Shares or
Receipts
to be remitted, as the case
may be, b at
all times fully
collateralized with cash
or such other collateral as
the
Depositary deems
appropriate,
c terminable by the
Depositary on not
more than five 5 business
days notice,
and d subject to such
further
indemnities and credit
regulations as
the Depositary deems
appropriate.  The
number of American
Depositary
Shares which are outstanding
at any
time as a result of
PreReleases will not
normally exceed thirty
percent 30 of
the Shares deposited with
the
Depositary; provided,
however, that
the Depositary reserves the
right to
change or disregard such
limit from
time to time as it deems
appropriate.
	The Depositary may
retain for its own account
any
compensation received by it
in
connection with the
foregoing.
15.	COMPLIANCE
WITH U.S. SECURITIES LAWS.
	Notwithstanding any
terms of this Receipt to the
contrary,
the Depositary will not
exercise any
rights it has under this
Receipt to
prevent the withdrawal or
delivery of
Deposited Securities in a
manner
which would violate the
United States
securities laws including,
but not
limited to, Section 1A1 of
the General
Instructions to the Form F6
Registration Statement, as
amended
from time to time, under the
Securities
Act of 1933.
16.	GOVERNING LAW;
VENUE OF ACTIONS; JURY
TRIAL WAIVER.
	This Receipt shall be
interpreted and all rights
hereunder and
provisions hereof shall be
governed by
the laws of the State of New
York.
	All actions and
proceedings brought by any
Owner or
holder of this Receipt
against the
Depositary arising out of or
relating to
the Shares or other
Deposited
Securities, the American
Depositary
Shares or the Receipts, or
any
transaction contemplated
herein, shall
be litigated only in courts
located
within the State of New
York.
	EACH OWNER AND
HOLDER HEREBY IRREVOCABLY
WAIVES, TO THE FULLEST
EXTENT PERMITTED BY
APPLICABLE LAW, ANY RIGHT IT
MAY HAVE TO A TRIAL BY JURY
IN ANY SUIT, ACTION OR
PROCEEDING AGAINST THE
DEPOSITARY DIRECTLY OR
INDIRECTLY ARISING OUT OF OR
RELATING TO THE SHARES OR
OTHER DEPOSITED SECURITIES,
THE AMERICAN DEPOSITARY
SHARES OR THE RECEIPTS, OR
ANY TRANSACTION
CONTEMPLATED HEREIN, OR THE
BREACH HEREOF, INCLUDING
WITHOUT LIMITATION, ANY
QUESTION REGARDING
EXISTENCE, VALIDITY OR
TERMINATION WHETHER BASED
ON CONTRACT, TORT OR ANY
OTHER THEORY.
17.	AMENDMENT OF
RECEIPTS.
       The form of the
Receipts and
the agreement created
thereby may at
any time and from time to
time be
amended by the Depositary in
any
respect which it may deem
necessary
or desirable. Any amendment
which
shall prejudice any
substantial existing
right of Owners shall not
become
effective as to outstanding
Receipts
until the expiration of
thirty 30 days
after notice of such
amendment shall
have been given to the
Owners of
outstanding Receipts;
provided,
however, that such thirty 30
days
notice shall in no event be
required
with respect to any
amendment which
shall impose or increase any
taxes or
other governmental charges,
registration fees, cable,
telex or
facsimile transmission
costs, delivery
costs or other such
expenses. Every
Owner and holder of a
Receipt at the
time any amendment so
becomes
effective shall be deemed,
by
continuing to hold such
Receipt, to
consent and agree to such
amendment
and to be bound by the
agreement
created by Receipt as
amended
thereby. In no event shall
any
amendment impair the right
of the
Owner of any Receipt to
surrender
such Receipt and receive
therefor the
amount of Deposited
Securities
represented by the American
Depositary Shares evidenced
thereby,
except in order to comply
with
mandatory provisions of
applicable
law.